UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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TALEND S.A.
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TALEND INVESTOR PRESENTATION JUNE 25, 2019 ANNUAL COMBINED GENERAL MEETING SHAREHOLDERS’ 1

This presentation and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this presentation include, but are not limited to, our expectations with respect to the acquisition of Stitch and regarding the future demand and behavior of customers and the data integration market, our expectations regarding the evolution of our marketplace and our ability to capture an increasing share of the big data and cloud integration market. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to inherent risks, uncertainties and changes in circumstance that are difficult or impossible to predict. Consequently, you should not rely on these forward-looking statements. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such uncertainties, risks, and changes in circumstances. Those risks, uncertainties and assumptions include our operating results and business generally; our ability to retain existing customers and generate new customers; the market for data integration solutions, particularly our big data and cloud integration solutions, not continuing to develop; our expectations regarding our strategic product initiatives and their related benefits; our ability to achieve our plans, forecasts and other expectations with respect to Stitch's business after the recent acquisition of the Stitch business; competition from other products and services; and general market, political, economic and business conditions, including the fluctuation of foreign currency exchange rates. The forward-looking statements contained in this presentation are also subject to other risks and uncertainties, and the foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect our financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC. Our SEC filings are available on the Investors section of Talend’s website at http://investor.talend.com and the SEC’s website at www.sec.gov. The forward-looking statements in this presentation are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements provided to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of its future performance and the future performance of the industries in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by Talend. As previously announced, effective January 1, 2019, we began to file periodic reports and registration statements on U.S. domestic issuer forms with the Securities and Exchange Commission. Accordingly, the financial results and estimates discussed herein have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). 2

REQUEST SHAREHOLDER SUPPORT OF PROPOSED 2019 AGM RESOLUTIONS Resolutions focus on three key objectives for Talend’s competitiveness: 11. Ensure equity compensation to attract and retain top talent 22. Ability to raise capital opportunistically to support strategy 33. Renew and retain world-class directors 3 3

TALEND PERFORMANCE AND BACKDROP 4

Q1’19 FINANCIAL HIGHLIGHTS $205M 28% YoY 34% YoY CC 100%+ 11 Consecutive Quarters 36% 87% Talend Cloud Revenue Growth2 Cloud % of New ARR ARR $ and ARR Growth1 Subscription Revenue 1.ARR defined as the annualized recurring value of all active contracts at the end of a reporting period. 2.Year-over-year metrics are for the three months ended March 31, 2019. 5

CLOUD MOMENTUM Cloud as % of New ARR CONTINUES Enterprise Traction Driving Growth 32% YoY Actual 501 444 427 Q3'18 Q4'18 Q1'19 Q4'19 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Enterprise customers are defined as customers who generate an annualized subscription revenue of $0.1 million or above, calculated by multiplying the total subscription revenue from a customer in the given quarter by four. 6 Guidance 36% ~50% 25% 14% 380 472

CLOUD IS DRIVING DATA INTEGRATION MARKET MASSIVE ECOSYSTEM INTEGRATION MARKET EVOLVING GROWING INTO CLOUD CAGR 31% $17B Data Integration and Orchestration in 2016¹ $6B 24% of edicted data egration venue in 2022² $23B 2017 2022 Cloud Data Integration revenue² (in $M) Data Integration and Integrity Market² in 2017 1.International Data Corporation: “Worldwide Semiannual Software Tracker 2016H1 Forecast Release,” December 2016; “Worldwide Data Integration and Integrity Software Forecast, 2016– 2020,” September 2016; and “Worldwide Master Data Management Competitive Forecast, 2015-2019,” October 2015 2.International Data Corporation: “Worldwide Data Integration and Integrity Software Forecast, 2018–2022”, June 2018 7 $2,302 pr int re $592

THE SHIFT TO THE CLOUD MEANS THAT DATA INTEGRATION HAS TO BE REINVENTED MORE HYBRID ENVIRONMENTS >75% of organizations will have adopted a multi-cloud and/or hybrid IT strategy by 20215 MORE AUTOMATION MORE DATA MORE USERS 3x growth rate data experts in business vs. IT expected by 20202 10x rise in worldwide data expected by 20251 40% Machine learning penetration4 TALEND IS POSITIONED TO BE A LEADER IN CLOUD DATA INTEGRATION 1. 2. 3. 4. 5. What’s Your Data Strategy?, HBR, May-September 2017 How to Enable Self-Service Analytics and Business Intelligence: Lessons From Gartner Award Finalists, Gartner, Oct 2017 Worldwide Semiannual Public Cloud Services Spending Guide,2016-2021 IDC, July 2017 Critical Capabilities for Data Science and Machine Learning Platforms, Gartner, April 2018 Predicts 2019: Increasing Reliance on Cloud Computing Transforms IT and Business Practices, Gartner 8

2019 AGM RESOLUTIONS DISCUSSION FOR 9

1 ENSURE EQUITY COMPENSATION TO ATTRACT & RETAIN TOP TALENT (RESOLUTION NO. 20) • Authorization to grant up to 2,000,000 free shares/RSUs and/or warrants to employees and directors (6.59% of share capital as of March 31, 2019) • In combination with all outstanding awards of options, warrants, and free shares/RSUs, overhang (potential dilution) of approximately 16.3% of fully diluted share capital as of March 31, 2019 • Pursuant to French law, the 2,000,000 requested shares will not accumulate with any prior authorizations – this is a net total request for 2M shares. • Authorization requested for one year only; will request new share authorization in 2020 • 2019 proposal and plan consistent with 2018 and 2017 request Authorization to offer up to 2M free shares/RSUs and Warrants 10 10

TALEND REMAINS DISCIPLINED REGARDING SHAREHOLDER DILUTION

1

Shareholder Dilution of Select Software Peers (Last Four Quarters)[1]


16 %
15 %
12 %
11 %
11 %
8 %
7 %
6 %
5 %
4 %
4 %
4 %
3 %
3 %
2 %
1 %
0 %
DATA
COUP
DBX
HUBS
TWLO
MDB
ZEN
OKTA
AYX
NEWR
SPLK
BL
SAIL
talend
TEAM
MIME
APPF

Talend equity grant practices conservative compared to peers:

- Ranked 17th lowest in peer group of 29 companies in stock-based compensation[3]
- Stock-based compensation as % of revenue: 11% (peer group average 13%)[3]

Source: Company filings. Market data as of 04-Jun-2019

Note: Fully diluted share count implied by using the schedule of options, RSUs, warrants and convertible debt securities from the latest filing as of the corresponding date. Dilutive impact of convertible debt, options and warrants estimated using TSM method.

[1] Dilution implied by % change in fully diluted share count as of 04-Jun-2019 and 01-Apr-2018.

[2] Twilio's dilution calculated excluding the 23.6 million shares issued for the SendGrid acquisition. The gross dilution including the shares issued for the SendGrid acquisition would be 33%.

[3] Latest company filings, as of June 4, 2019

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1 TALEND EQUITY COMPENSATION PRINCIPLES Key considerations in determining requested grant amounts 12 12 • Ability to attract and retain world-class talent with market competitive offers • Policies and plan consistent with 2018. Current share pool: – 30,359,600 shares outstanding as of March 31, 2019 – 2,000,000 total shares available for issuance under proposed resolutions; same as in 2018 – Approx. 6.59% of shares outstanding at March 31, 2019 – In 2018, 1,107,987 shares were granted to 783 individuals (including 380 new hires) • Overhang (options, warrants, and RSUs issued) – 1,861,626 shares subject to outstanding options and warrants at March 31, 2019 – Average remaining term 6.2 years; weighted average exercise price $13.14/share – 2,033,156 outstanding free shares (RSUs) as of March 31, 2019

1 EQUITY COMPENSATION PRACTICES (CONT.) Equity Program Best Practices for Compensation and Corporate Governance Additional Considerations and Clarifications 13 13 •Annual bonus plan payout limits are set forth in our Definitive Proxy Statement for NEOs at 100% of Base Salary: Michael Tuchen, 55% of Base Salary for Adam Meister, and 33% of Base Salary for Laurent Bride.1 •PSU grants limited to Company executives; 2019 performance metrics based 100% on Cloud ARR, our most important long-term value driver •No Annual Evergreen. No automatic yearly increase in shares available for issuance. •No Liberal Share Recounting. Expired/canceled shares not available for future grants. •Minimum Vesting Requirements. No vesting commencement before one year from grant date; RSU awards typically have four-year vesting term. •Limited Transferability; Holding Periods. Awards generally may not be sold or otherwise transferred; shares acquired may not be sold or transferred before second anniversary of grant date. •No Single-Trigger Vesting Acceleration upon a Change in Control; No Liberal Change in Control Definition. Award vesting does not automatically accelerate upon “change in control”. Change in control is only triggered if > 50% of shares and voting rights are transferred. •No Tax Gross Ups. RSU program does not provide tax gross ups (warrants issued to independent directors may include tax gross up for fees paid to purchase warrants).

2 ABILITY TO RAISE CAPITAL OPPORTUNISTICALLY TO SUPPORT STRATEGY • Board delegation helps keep the company on equal footing with US peers and provides flexibility to quickly raise capital to take advantage of potential business and M&A opportunities • Seeking approval to increase share capital through equity/convert: – Capital increase with rights offering, without rights offering, private placement or public offering up to 6M shares, (19.8% of our share capital as of March 31, 2019) – Debt issuance up to €225M nominal value • Cancels and replaces existing delegation from 2018 AGM for equity issuance of 2.9M shares; debt issuance up to €136.3M • Under French law, share capital increase authorizations expire after 26 months. Delegation to Board to Increase Share Capital 14 14

TALEND IS UNDER CAPITALIZED RELATIVE TO PEERS

2

Total Cash Balance of Software Peers


$ 2,868
$ 1,773
$ 1,769
$ 1,055
$ 984
$ 915
$ 845
$ 745
$ 564
$ 466
$ 461
$ 346
$ 174
$ 135
$ 86
$ 41
$ 29
SPLK
TEAM
TWLO
DATA
HUBS
DBX
ZEN
NEWR
OKTA
MDB
AYX
COUP
MIME
BL
SAIL
APPF
talend

Cash as % of LTM Revenue of Software Peers


235 %
179 %
165 %
159 %
155 %
152 %
150 %
130 %
128 %
121 %
89 %
63 %
56 %
51 %
33 %
20 %
13 %
TWLO
HUBS
AYX
TEAM
NEWR
MDB
SPLK
ZEN
OKTA
COUP
DATA
DBX
BL
MIME
SAIL
APPF
talend

Source: Company filings. Market data as of 04-Jun-2019
[1] TWLO included $850mm of net proceeds from 31-May-2019 follow-on offering.

15

RENEW AND RETAIN WORLD CLASS DIRECTORS 3 • Renewal of five directors: – Mike Tuchen (renewal) – John Brennan (renewal; independent) – Nora Denzel (renewal; independent) – Steve Singh (renewal; independent) – Thierry Sommelet (renewal; independent) – Mr. Sommelet abstained from certain meetings due to a potential conflict with decisions affecting Bpifrance Investissement, where Mr. Sommelet is a Managing Director. – Resulted in attendance under 75% of meetings, resulting in a no-vote recommendation – We believe that Mr. Sommelet is qualified to serve as a member of our Board of Directors because of his significant financial expertise and international business experience. Ratification, renewal and appointment of Directors 16 16

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